UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

Hudson Highland Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50129	59-3547281
(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (212) 351-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2009, Hudson Highland Group, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2009. A copy of such press release is furnished as Exhibit 99.1 to this Current Report.

Also on November 3, 2009, Hudson Highland Group, Inc. posted on its web site a Letter to Shareholders, Employees and Friends, which discusses results for the three months ended September 30, 2009. A copy of such letter is furnished as Exhibit 99.2 to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements.
None.

(b) Pro Forma Financial Information.
None.

(c) Shell Company Transactions
None.

(d) Exhibits

99.1	Press Release of Hudson Highland Group, Inc. issued on November 3, 2009.

99.2	Letter to Shareholders, Employees and Friends issued on November 3, 2009 and posted to Company’s website.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON HIGHLAND GROUP, INC. (Registrant)

By:	/s/ Frank P. Lanuto
Frank P. Lanuto
Vice President, Corporate Controller and Chief Accounting Officer

Dated: November 3, 2009

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Hudson Highland Group, Inc.
Current Report on Form 8-K

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Hudson Highland Group, Inc. issued on November 3, 2009.

99.2	Letter to Shareholders, Employees and Friends issued on November 3, 2009 and posted to Company’s website.